UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2005 (November 8, 2005)

SEITEL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-14488 (Commission File Number)	76-0025431 (IRS Employer Identification No.)

10811 S. Westview Circle
Building C, Suite 100
Houston, Texas 77043

(Address of Registrant's principal executive offices)

(713) 881-8900

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

≅   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

≅   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

≅   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

≅   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02.        Results of Operations and Financial Condition

            Seitel, Inc. (the "Company") hereby incorporates by reference into this Item 2.02 the press release issued by the Company on November 8, 2005 with respect to its financial results for the third quarter and nine months ended September 30, 2005.  The press release is furnished as Exhibit 99.1.

            The earnings release includes non-GAAP financial measures, cash resales and cash margin, and the related reconciliations to total revenue and operating loss, respectfully, the most directly comparable GAAP measures.

            Management uses these non-GAAP financial measures because they provide meaningful information to assist in the evaluation and management of the Company's operations.  Volatility in the trend for cash resales over several consecutive quarters could indicate changing market conditions.  Cash margin is helpful in determining the level of cash from operations available for debt service and capital expenditures (net of customer underwriting).  These non-GAAP financial measures are intended to supplement the Company's presentation of its financial results prepared in accordance with GAAP.  Such measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies.

            The information in this Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits

            (a)        Financial Statements of Businesses Acquired.

                        None.

            (b)        Pro Forma Financial Information.

                        None.

            (c)        Exhibits.

                        99.1     Press Release dated November 8, 2005.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 8, 2005                                                                SEITEL, INC.

                                                                                                          By:  /s/ Robert D. Monson

                                                                                                          Robert D. Monson

                                                                                                          President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 8, 2005.